Shareholders' Equity and Non-controlling Interests	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Shareholders' Equity and Non-controlling Interests
NOTE 18. Shareholders’ Equity and Non-controlling Interests

On October 1, 2010 and in connection with the Plan, the Company cancelled all outstanding shares of Predecessor common stock and any options, warrants or rights to purchase shares of such common stock or other equity securities outstanding prior to the Effective Date. Additionally, the Company issued shares of Successor common stock on the Effective Date and in accordance with the Plan, as follows:

•	Approximately 45,000,000 shares of Successor common stock to certain investors in a private offering exempt from registration under the Securities Act for proceeds of approximately $1.25 billion;

•
    Approximately 2,500,000 shares of Successor common stock to holders of pre-petition notes, including 7% Senior Notes due 2014, 8.25% Senior Notes due 2010, and 12.25% Senior Notes due 2016; holders of the 12.25% senior notes also received warrants, which expire ten years from issuance, to purchase up to 2,355,000 shares of Successor common stock at an exercise price of $9.66 per share (“Ten Year Warrants”);

•
    Approximately 1,000,000 shares of Successor common stock and warrants, which expire five years from issuance, to purchase up to 1,552,774 shares of Successor common stock at an exercise price of $58.80 per share (“Five Year Warrants”) for Predecessor common stock interests;

•	Approximately 1,200,000 shares of Successor restricted stock issued to management under a post-emergence share-based incentive compensation program.

Treasury Stock

The Company held approximately 500,000 shares of Successor common stock in treasury at December 31, 2010 for use in satisfying obligations under employee incentive compensation arrangements. This amount increased to approximately 640,000 at December 31, 2011, primarily due to the net settlement of shares following employee vesting's of restricted stock awards. The Company values common stock held in treasury using the average cost method.

Warrants

The Ten Year Warrants may be net share settled and are recorded as permanent equity in the Company’s consolidated balance sheets with 476,034 warrants outstanding at December 31, 2011. The Ten Year Warrants were valued at $15.00 per share on October 1, 2010 using the Black-Scholes valuation model. Significant assumptions used in determining the fair value of such warrants at issuance included share price volatility and risk-free rate of return. The volatility assumption was based on the implied volatility and historical realized volatility for comparable companies. The risk-free rate assumption was based on U.S. Treasury bond yields.

The Five Year Warrants may be net share settled and are recorded as permanent equity in the Company’s consolidated balance sheets with 1,549,345 warrants outstanding at December 31, 2011. The Five Year Warrants were valued at $3.62 per share on October 1, 2010 using the Black-Scholes valuation model. Significant assumptions used in determining the fair value of such warrants at issuance included share price volatility and risk-free rate of return. The volatility assumption was based on the implied volatility and historical realized volatility for comparable companies. The risk-free rate assumption was based on U.S. Treasury bond yields.

If the Company pays or declares a dividend or makes a distribution on common stock payable in shares of its common stock, the number of shares of common stock or other shares of common stock for which a Warrant (the Five Year Warrants and Ten Year Warrants, collectively) is exercisable shall be adjusted so that the holder of each Warrant shall be entitled upon exercise to receive the number of shares of common stock that such warrant holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. In addition, if the Company pays to holders of the Successor common stock an extraordinary dividend (as defined in each Warrant Agreement), then the Exercise Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, dollar-for-dollar by the fair market value of any securities or other assets paid or distributed on each share of Successor common stock in respect of such extraordinary dividend.

Other

On January 9, 2012, the Company contributed 1,453,489 shares of company stock valued at approximately $70 million into its two largest U.S. defined benefit pension plans.

Accumulated Other Comprehensive (Loss) Income

The Accumulated other comprehensive (loss) income (“AOCI”) category of Shareholders’ equity, net of tax, includes:

	December 31
	2011	2010
	(Dollars in Millions)
Foreign currency translation adjustments	$(41)	$1
Pension and other postretirement benefit adjustments	25	51
Unrealized hedging losses and other	(9)	(2)
Total accumulated other comprehensive (loss) income	$(25)	$50

Non-controlling Interests

Non-controlling interests in the Visteon Corporation economic entity are as follows:

	December 31
	2011	2010
	(Dollars in Millions)
Halla Climate Control Corporation	$660	$633
Duckyang Industry Co. Ltd	—	28
Visteon Interiors Korea Ltd	20	19
Other	10	10
Total noncontrolling interests	$690	$690

The Company holds a 70% interest in Halla Climate Control Corporation (“Halla”), a consolidated subsidiary. Halla is headquartered in South Korea with operations in North America, Europe and Asia. Halla designs, develops and manufactures automotive climate control products, including air-conditioning systems, modules, compressors, and heat exchangers for sale to global OEMs.

Duckyang Industry Co., Ltd, Share Sale

On October 31, 2011, Visteon sold a 1% interest in Duckyang Industry Co., Ltd. ("Duckyang") and conveyed a board seat to the other partner (the "Transaction") . Prior to the Transaction, Visteon held approximately 51% of Duckyang's total shares outstanding and maintained board control. As a result of the Transaction, Visteon no longer controls the business and therefore, total assets of $217 million, total liabilities of $159 million, non-controlling interest of $29 million and related amounts deferred as accumulated other comprehensive income of $1 million, were deconsolidated from the Company's balance sheet. The Company's remaining 50% interest was recorded as equity in net assets of non-consolidated affiliates at a fair value of $33 million as of the Transaction date, which resulted in a $4 million remeasurement gain. The fair value was determined using certain financial analysis methodologies including the comparable companies analysis and the discounted cash flow analysis. The fair value measurement is classified within level 3 of the fair value hierarchy. The net impact of the deconsolidation and establishing the fair value of the outstanding ownership interest resulted in an $8 million deconsolidation gain. The consolidated statement of operations includes net sales of $588 million and cost of sales of $580 million associated with Duckyang for the first ten months that they were consolidated in 2011.